Exhibit 10.1
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FIRST AMENDMENT TO
AMENDED AND RESTATED
INVENTORY LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED INVENTORY LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of June 4, 2008 (the “Closing Date”), by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as secured party (herein referred to as the “Lender”) and SILVERLEAF RESORTS, INC., a Texas corporation, as debtor (herein referred to as the “Borrower”).
RECITALS
     A. Borrower and Lender have entered into that certain Amended and Restated Inventory Loan and Security Agreement, dated as of April 28, 2006 (as amended and modified from time to time, the “Loan Agreement”).
     B. The Borrower and Lender desire to amend the Loan Agreement on the terms and conditions as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments to Loan Agreement
     Effective as of the date hereof, the Loan Agreement is hereby amended as follows:
     2.01 Amendment to Section 1.1. The definition of “Commitment Period” in Section 1.1 of the Loan Agreement is hereby amended to replace the date “April 29, 2009” therein with the phrase “April 30, 2010, subject to Borrower’s right to extend the Commitment Period set forth in Section 2.9 hereof”.
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     2.02 Amendment to Section 1.1. The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
          “Maturity Date—means April 30, 2012, subject to Borrower’s right to extend the Maturity Date set forth in Section 2.9 hereof”.”
     2.03 Amendment to Section 1.1. The definition of “Maximum Loan Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
          “Maximum Loan Amount—means $50,000,000.”
     2.04 Amendment to Section 1.1. The definition of “Prime Rate” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “Prime Rate—means the ‘Prime’ rate of interest published each Business Day in The Wall Street Journal as the ‘Prime Rate.’ The Prime Rate shall adjust daily and automatically without notice to Borrower. If more than one ‘Prime Rate’ is published in The Wall Street Journal for a day, the highest of such ‘Prime Rates’ shall be used. If The Wall Street Journal is no longer published or ceases to publish the ‘Prime Rate’, Lender may substitute another publication publishing the ‘Prime Rate’, reasonably acceptable to Lender. If ‘Prime Rates’ are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, Lender may substitute another rate approximating the ‘Prime Rate’. Notwithstanding the foregoing, in no event shall the Prime Rate be less than five and one-half percent (5.50%).”
     2.05 Amendment to Section 1.1. The definition of “Receivables Loan” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “Receivables Loan—means that certain receivables loan in the aggregate principal amount of $20,000,000 extended to Borrower and certain of its Affiliates by Lender pursuant to the Receivables Loan Documentation.”
     2.06 Amendment to Section 1.1. The definition of “Unused Line Fee” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “Unused Line Fee—means a fee payable to Lender in an amount calculated as of the last day of each calendar month equal to one quarter of one percent (0.250%) per annum of the difference between (a) the Maximum Loan Amount and (b) the average outstanding principal balance of the Loan during such month. Notwithstanding the foregoing, the Unused Line Fee shall be waived in the event the average outstanding principal balance of the Loan is in excess of $15,000,000 during such month.”
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     2.07 Amendment to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended to add the definition of “Material Adverse Change” in correct alphabetical order as set forth below:
     “Material Adverse Change— means any development, event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s) which:  (i) has had, or reasonably could be expected to have (as determined by Lender), a material adverse effect upon or change in (a) the legality, validity or enforceability of any Loan Document, or (b) the validity, perfection or priority of any Lien granted to Lender under this Agreement or any other Loan Document; (ii) has been, or reasonably could be expected to be (as determined by Lender), material and adverse to the value of any of the Collateral or to the business, operations, prospects, properties, assets, liabilities or condition (financial or otherwise) of the Borrower (including, without limitation, the termination of any applicable timeshare, condominium or similar regime whether by consent of the Timeshare Interest owners, Timeshare Unit owners or otherwise, any modification or amendment to any Declaration that shall, in the reasonable opinion of Lender, adversely affect the Collateral, Timeshare Interest, Timeshare Unit, any Resort or the operations or prospects of any Resort, or the substantial destruction of any Resort, if not fully insured); or (iii) has materially impaired, or reasonably could be expected to materially impair (as determined by Lender), the ability of the Borrower to perform any of the Obligations, or to consummate the transactions, under the Loan Documents.”
     2.08 Amendment to Section 2.1(a)(vii). Section 2.1(a)(vii) of the Loan Agreement is hereby amended to replace the amount of “$30,000,000” with the amount of “$50,000,000”.
     2.09 Amendment to Section 2.3(c). Section 2.3(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “Limited Voluntary Prepayments. The Loan may not be prepaid in whole during the Commitment Period. Borrower may prepay the Loan in whole and terminate this Agreement at any time after the Commitment Period; provided, however, that any such prepayment in full other than through the payments of Release Prices, or any termination of this Agreement, shall be subject to a prepayment premium in an amount equal to $500,000; further provided, that, so long as such prepayment is not made with the proceeds of a financing provided to Borrower by any other lender or financial institution (other than a securitization or through a bond offering), Borrower may prepay the Loan in part so long as the Loan has not been paid in full and this Agreement has not been terminated, and any such prepayment shall be subject to no prepayment premium; and further provided, that any such prepayment of the Loan described in the immediately preceding clause shall not cause the outstanding principal amount of the Loan to be less than $5,000,000 after giving effect to such prepayment unless, notwithstanding anything to the contrary in the immediately preceding clause,
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such prepayment is a prepayment of the Loan in full and a termination of this Agreement (and in which case such prepayment, notwithstanding anything herein to the contrary, shall be subject to the prepayment premium described above). Any prepayments in full other than through the payments of Release Prices or any termination of this Agreement hereunder shall be made only after forty-five (45) days prior written notice from Borrower to Lender.”
     2.10 Amendment to Section 2.3(e). Section 2.3(e) of the Loan Agreement is hereby amended to replace the amount of “$30,000,000” with the amount of “$50,000,000”.
     2.11 Amendment to Section 2. Section 2 of the Loan Agreement is hereby amended by adding Section 2.9 thereto to read as follows:
     “2.9 Extension Option. Borrower may request that Lender extend each of the Commitment Period and Maturity Date of the Loan for one (1) additional term of twelve calendar months in accordance with the requirements below. Such extension request shall be granted to Borrower upon the satisfaction of the following conditions:
     (a) Borrower shall have delivered to Lender a written request to extend the Commitment Period and Maturity Date at least sixty (60), but not more than ninety (90) calendar days prior to the expiration of the Commitment Period;
     (b) Borrower shall have delivered to Lender concurrently with making the written extension request in clause (a) above an extension fee equal to the product of 0.25% and the Maximum Loan Amount;
     (c) no Default or Event of Default shall have occurred at the time of making the extension request or the commencement of the extension term;
     (d) Borrower shall have executed any reasonable agreements, documents or amendments to Loan Documents reasonably requested by Lender;
     (e) during the extended term, all terms and conditions of the Loan Documents (other than the original termination of the Commitment Period or Maturity Date or this extension option) shall continue to apply; and
     (f) Borrower shall pay all out-of-pocket costs and expenses incurred by Lender in connection with such extension and Lender’s reasonable attorneys’ fees.”
     2.12 Amendment to Section 7.23. Section 7.23 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “7.23 Marketing and Sales Expenses. As of the last day of each fiscal quarter, Borrower will not permit the four quarter cumulative ratio of Sales and
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Marketing Costs to the Borrower’s net proceeds from the sale of Timeshare Interests as recorded on the Borrower’s financial statements for the immediately preceding four (4) consecutive fiscal quarters of the Borrower to equal or exceed a ratio of .600 to 1; provided, however, that notwithstanding the foregoing, in the event that Borrower delivers written evidence satisfactory to Lender that the ratio in this Section 7.23 is no longer required to be tested under the Textron Facility the covenant contained in this Section 7.23 shall no longer be required.”
     2.13 Amendment to Section 8.1(d). Section 8.1(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
          “(d) Material Adverse Change—any Material Adverse Change; or
     2.14 Amendment to Section 10. Section 10 of the Loan Agreement is hereby amended to add the following Section 10.21 thereto in its entirety as follows:
          “10.21 Appointment of Servicer.
          (a) Lender may from time to time, at no cost or expense to Borrower, enter into a servicing agreement (a “Loan Servicing Agreement”) with CapitalSource or an Affiliate of Lender or CapitalSource (a “Loan Servicer”) to service and enforce the Loan Documents and collect the Obligations on Lender’s behalf. Pursuant to the Loan Servicing Agreement, Lender may authorize the Loan Servicer to take certain actions, perform certain duties and exercise certain powers on Lender’s behalf under the provisions of the Loan Documents and any other instruments and agreements referred to in this Agreement, all of to which Borrower hereby consent.
          (b) The Loan Servicer shall have no duties or responsibilities to Borrower, but only to Lender and then only as expressly set forth in the Loan Servicing Agreement. Without limiting the generality of the foregoing, the Loan Servicer shall have no obligation to make any loans or advances to Borrower. Neither the Loan Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them under this Agreement or in connection herewith, unless caused by its or their willful misconduct. The Loan Servicer’s duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Loan Servicer any rights or obligations with respect to the Loan Documents except as expressly set forth herein. Neither Borrower nor any Guarantor shall in any way be construed to be a third party beneficiary of any relationship between the Loan Servicer and Lender.
          (c) The Loan Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by
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the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
          (d) Borrower shall be entitled to rely upon any communication whether written or oral sent or made by the Loan Servicer for and on behalf of Lender with respect to all matters pertaining to the Loan Documents and Borrower’ duties and obligations hereunder, unless and until Borrower receive written notice from Lender that the Loan Servicer is no longer servicing the Loan.
          (e) The Loan Servicing Agreement may be terminated at any time without prior notice to or consent of Borrower, and Lender will notify Borrower within a reasonable period of time thereafter of such termination. Upon termination of the Loan Servicing Agreement and failure to replace the Loan Servicing Agreement with a new servicing agreement, all references herein to the Loan Servicer shall thereafter mean and refer to Lender.”
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:
     (a) Lender shall have received this Amendment, duly executed by the Borrower and Lender.
     (b) Lender and Borrower shall have entered into an amendment and restatement of the Receivables Loan Agreement in form and substance satisfactory to Lender.
     (c) Lender shall have received a commitment and extension fee equal to $375,000.00.
     (d) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment, certified by the secretary of the Borrower as of the Closing Date, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.
     (e) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.
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     (f) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.
     (g) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the execution of this Amendment shall be satisfactory in form and substance to Lender and its counsel.
ARTICLE IV
No Waiver
     4.01 No Waiver. Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Lender regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrower in the Loan Agreement and the Loan Documents, Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.
     Except as expressly provided in this Amendment, nothing contained in this Amendment or any other communication between Lender and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Loan Agreement or any Loan Document. Similarly, Lender hereby expressly reserves any rights, privileges and remedies under the Loan Agreement and each Loan Document that Lender may have with respect to each violation, Default or Event of Default, and any failure by Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (ii) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Lender under the Loan Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.
ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Loan Document, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Loan Document are ratified and confirmed
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and shall continue in full force and effect. The Borrower and Lender agree that the Loan Agreement and the Loan Document, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. The Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Document executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Loan Document, as amended hereby; (e) Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Document, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Loan Document, and any and all documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.
     6.03 Expenses of Lender. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Loan Document, including, without, limitation, the costs and reasonable fees of Lender’s legal counsel in connection with any such enforcement or preservation efforts.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this
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Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL LOAN DOCUMENT EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE LOAN DOCUMENT, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND LENDER.
     6.11 Release. BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF ITS PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  LENDER AND ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND
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FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEROF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.
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     IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

LENDER:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

By: Name:	/S/ HEATHER E. MURPHY Heather E. Murphy
Title:	Senior Counsel

BORROWER:

SILVERLEAF RESORTS, INC.,
a Texas corporation

By:	/S/ ROBERT M. SINNOTT

Name:	Robert M. Sinnott
Title:	Chief Financial Officer
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